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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ----------------





                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  July 18, 1997



                  NATIONAL BANCSHARES CORPORATION OF TEXAS
           (Exact name of registrant as specified in its charter)



           TEXAS                        1-13472                 74-1692337
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


                    104 EAST MANN ROAD, LAREDO, TEXAS  78042
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code:  (210) 724-2424


                                 Not Applicable
         (Former name or former address, if changed since last report)








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ITEM 2.  ACQUISITION OF ASSETS.

         On July 18, 1997, National Bancshares Corporation of Texas ("NBC") through its wholly-owned indirect subsidiaries, NBC Bank, N.A. and NBC Bank - Rockdale (the "Banks"), completed its purchase of the Wells Fargo Bank branches located in Giddings, Marble Falls and Taylor, Texas. NBC, through its direct wholly-owned subsidiary, NBT of Delaware, Inc. owns 100% of the voting stock of the Banks, headquartered in Eagle Pass and Rockdale, Texas, respectively. The purchase includes deposit accounts of approximately $103.4 million, the owned branch facilities, branch furniture, fixtures and certain equipment.

          The purchase price of the transaction is approximately $8.2 million based on a premium on deposits plus the value of the fixed assets, which was a result of a competitive bid process. The funds used for the acquisition came from internal sources within the Banks.

         The acquired bank branches will operate as branches of the Banks utilizing the acquired facilities and existing personnel and offering similar banking products and services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for NBC to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 1, 1997.

(b)  Pro Forma Financial Information.

         As of the date of filing of this Current Report of Form 8-K, it is impracticable for NBC to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this From 8-K no later than 60 days after August 1, 1997.

(c)  Exhibits.

No.                               Description
---                               -----------
2.1      Purchase and Assumption Agreement dated March 10, 1997 between Wells
         Fargo  Bank(Texas), N.A. and National Bancshares Corporation of Texas.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     National Bancshares Corporation of Texas


                                     /s/ Anne Renfroe
                                     --------------------------------------
                                     Anne R. Renfroe
                                     Chief Financial Officer and Chief
                                     Accounting Officer


Date:  July 31, 1997




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
     EXHIBIT NUMBER                      DESCRIPTION
     --------------                      -----------
         2.1           -- Purchase and Assumption Agreement dated March 10,
                          1997 between Wells Fargo Bank (Texas), N.A. and
                          National Bancshares Corporation of Texas.